Exhibit 10.19

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 17, 2024 (the “Effective Date”), is entered into by and among RUSH ENTERPRISES, INC., a Texas corporation (“Holdings”), each of the Borrowers party hereto (the “Borrowers”), each of the Lenders party hereto and WELLS FARGO BANK, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENT

WHEREAS, Holdings, the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of September 14, 2021 (as from time to time amended, modified, supplemented, restated or amended and restated, the “Credit Agreement”), pursuant to which the Lenders agreed to make available to the Borrowers a revolving credit facility; and

WHEREAS, Holdings and the Borrowers have now asked the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement;

WHEREAS, the Administrative Agent and the Lenders party hereto are willing to make such amendments, subject to the terms and conditions set forth herein, provided that Holdings and the Borrowers ratify and confirm all of their respective obligations under the Credit Agreement and the Loan Documents;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

Amendment to Credit Agreement.  Section 9.3 of the Credit Agreement is hereby amended to restate clause (n) thereof in its entirety as follows:

“(n) Investments not otherwise permitted pursuant to this Section in an aggregate amount not to exceed $15,000,000 at any time outstanding; provided that, immediately before and immediately after giving pro forma effect to any such Investments and any Indebtedness incurred in connection therewith, no Default or Event of Default shall have occurred and be continuing.”

Conditions Precedent.  This Amendment shall be effective as of the Effective Date upon satisfaction of the following conditions precedent:

no Default or Event of Default shall exist;

the Administrative Agent shall have received counterparts of this Amendment, duly executed by Holdings, the Borrowers and the Lenders; and

the Administrative Agent shall have received payment of all fees and other amounts due and payable on or prior to the Effective Date, including the reasonable fees and expenses of legal counsel to the Administrative Agent.

Ratification.  Each of Holdings and the Borrowers hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is Holdings or any Borrower released from any covenant, warranty or obligation created by or contained herein or therein.

Representations and Warranties.  Each of Holdings and the Borrowers hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of each of Holdings and the Borrowers, (b) this Amendment constitutes a valid and legally binding agreement enforceable against each of Holdings and the Borrowers in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by each of Holdings and the Borrowers.

Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment is a Loan Document; References to Credit Agreement.  This Amendment is a Loan Document, as defined in the Credit Agreement.  All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as amended by this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

HOLDINGS:

RUSH ENTERPRISES, INC.

By:	/s/ Steven L. Keller
Steven L. Keller
Chief Financial Officer and Treasurer

BORROWERS:

RUSH TRUCK CENTERS OF ALABAMA, INC.

RUSH TRUCK CENTERS OF ARKANSAS, INC.

RUSH TRUCK CENTERS OF ARIZONA, INC.

RUSH TRUCK CENTERS OF CALIFORNIA, INC.

RUSH MEDIUM DUTY TRUCK CENTERS OF COLORADO, INC.

RUSH TRUCK CENTERS OF COLORADO, INC.

RUSH TRUCK CENTERS OF FLORIDA, INC.

RUSH TRUCK CENTERS OF GEORGIA, INC.

RUSH TRUCK CENTERS OF NEW MEXICO, INC.

RUSH TRUCK CENTERS OF OKLAHOMA, INC.

RUSH TRUCK CENTERS OF TENNESSEE, INC.

RUSH TRUCK CENTERS OF NORTH CAROLINA, INC.

RUSH TRUCK CENTERS OF IDAHO, INC.

RUSH TRUCK CENTERS OF UTAH, INC.

RUSH TRUCK CENTERS OF OHIO, INC.

RUSH TRUCK CENTERS OF KANSAS, INC.

RUSH TRUCK CENTERS OF MISSOURI, INC.

RUSH TRUCK CENTERS OF VIRGINIA, INC.

RUSH TRUCK CENTERS OF INDIANA, INC.

RUSH TRUCK CENTERS OF ILLINOIS, INC.

RUSH TRUCK CENTERS OF NEVADA, INC.

RUSH TRUCK CENTERS OF KENTUCKY, INC.

RIG TOUGH, INC.

LOS CUERNOS, INC.

AIRUSH, INC.

RUSH TRUCK LEASING, INC.

RUSH ADMINISTRATIVE SERVICES, INC.

RUSH TRUCK CENTERS OF PENNSYLVANIA, INC.

RUSH MEDIUM DUTY TRUCK CENTERS OF CALIFORNIA, INC.

RUSH TRUCK CENTERS OF NEBRASKA, INC.

By:	/s/ Steven L. Keller
Steven L. Keller
Assistant Secretary

RUSH TRUCK CENTERS OF TEXAS, L.P.

By: Rushtex, Inc., a Delaware corporation

By:	/s/ Steven L. Keller
Steven L. Keller
Assistant Secretary

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, N.A.

By:	/s/ Robert Corder
Name:	Robert Corder
Title:	Senior Vice President